[BACKGROUND GRAPHIC]
                                                                             RCM
                                                                       STRATEGIC
                                                                          GLOBAL
                                                                      GOVERNMENT
                                                                            FUND

                                                                     SEMI-ANNUAL
                                                                          REPORT
                                                                   JULY 31, 2001

RCM STRATEGIC GLOBAL GOVERNMENT FUND
FUND HIGHLIGHTS
-------------------
Semi-Annual Financial Information

RCM Strategic Global Government Fund, Inc. ("RCS" or the "Fund") is a closed-end, global bond fund. The primary objective of RCS is to generate a level of income that is higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, RCS seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high-quality, intermediate-term U.S. debt securities. In addition, the Fund seeks capital appreciation to the extent consistent with its other investment objectives.

The Fund invests at least 65% of its assets in government securities of the United States and other countries, under normal market conditions. The securities in the investment portfolio currently have an average credit-quality rating of AA and have effective maturities generally between 3 and 10 years.

                                           (UNAUDITED)
                                            SIX MONTHS                  JANUARY 31,
                                                 ENDED      -----------------------------------
  PERIOD ENDED*                          JULY 31, 2001         2001          2000          1999
  ---------------------------------------------------------------------------------------------
  Total investment income                $      16,887      $32,962      $ 34,713      $ 32,730
  Total investment income per share               0.55         1.08          1.14          1.07
  Net investment income                         14,764       29,102        28,838        28,094
  Net investment income per share                 0.48         0.95          0.95          0.92
  Net realized and unrealized gain
     (loss)                                     (2,110)      19,501       (25,159)      (13,362)
  Net realized and unrealized gain
     (loss) per share                            (0.07)        0.64         (0.83)        (0.43)
  Net asset value at end of period               11.11        11.14         10.56         11.46
  Market price at end of period                  10.87        10.35          9.13          9.88
  Total return on net asset value                 3.97%       17.37%         2.70%         5.32%
  Total return on market price                    9.49%       26.13%         2.99%        (3.11)%
  Dividend from net investment income
     per share                           $        0.44      $  1.01      $   1.02      $   0.94
  Effective dividend yield**                      8.17%        9.76%        11.17%         9.51%

* In thousands (000's) except per share data.
** Current dividend divided by period-ended market price and annualized.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
CHAIRMAN'S LETTER TO STOCKHOLDERS
--------------------------------------------------
[LUKE KNECHT PHOTO]


August 17, 2001

Dear Stockholders;

For the six months ended July 31, 2001, the RCM Strategic Global Government Fund, Inc. (NYSE symbol: RCS) earned total income of $16,886,970 or $0.55 per share. This is up somewhat from earnings in the comparable period last year primarily due to higher income from mortgage dollar roll strategies. Interest rates in general ended the six-month period virtually unchanged, although there was considerable volatility within the period. The exception to this were bonds with five or fewer years to maturity, whose yields fell as the Federal Reserve continued to ease monetary policy in response to a weakening economy. Overall returns in the bond market were slightly better than the income earned during the period by the Fund with the Lehman Brothers Aggregate Index returning 4.23% for the six months ended July 31st.

Reflecting the lack of a trend in overall interest rates, the Fund's net asset value ("NAV") was relatively stable during the period. At July 31st, the NAV of $11.11 represented a modest decrease of $0.03 from the level at the beginning of the review period. During the six-month period, the Fund paid out $0.44 per share in dividends to stockholders, which was the same as that paid in the first six months of the previous fiscal year. I am again pleased to report that the Fund has produced income in excess of the monthly dividend for the first six months and is on track to achieve a dividend payout in the current fiscal year well in excess of the yield on high-quality intermediate maturity debt obligations.

The share price of RCS as reported on the NYSE rose during the six months from $10.35 to $10.87, an increase of 5.0%. In the past 12 months, the Fund has provided stockholders with a total return of 30.6%. As is always the case, the share price of the Fund reflects the interaction of buyers and sellers and is therefore not something which Fund management or the Board of Directors can directly control. As of July 31st, the share price of $10.87 represented a discount to the Fund's NAV of 2.2%, down from 7.1% at the beginning of the period. Fund management believes that this favorable narrowing of the discount may be attributed to a stronger level of general interest in closed-end bond funds such as RCS and the Fund's continued record in

RCM STRATEGIC GLOBAL GOVERNMENT FUND
CHAIRMAN'S LETTER TO STOCKHOLDERS
--------------------------------------------------

producing a consistent level of income and stability in NAV. These achievements have distinguished the Fund and may have helped attract additional demand for its shares.

Despite an unsettled situation in global markets, emerging market bonds were again a strong contributor to the Fund's performance and produced 25.9% of the total income during the period. However, the structure of these investments has been modified to reflect an environment of greater uncertainty and overall slower growth. At 65.1% of total income, mortgage-related strategies continue to represent the bulk of the fund's assets and income by source. The positive results achieved during the first six months of this fiscal year were strongly aided by the Federal Reserve's aggressive easing of monetary policy and the associated decline in short-term rates. This had the effect of improving the income the Fund derives from mortgage dollar roll strategies. Finally, investments in developed foreign bond markets produced 2.0% of total income. Opportunities in these markets have not been attractive in relation to the United States. The remaining 7.0% of income during the period came from cash and corporate bond strategies. Overall the Fund maintains a high quality profile with an average credit-quality rating of AA+.

The period immediately ahead represents considerable uncertainty for the markets. Both stock and bond markets are likely to face the emerging reality of what Dresdner RCM Global Investors LLC ("Dresdner RCM") believes will be a more prolonged period of slow growth than is now anticipated by investors. In this environment, Fund management believes that the Federal Reserve is likely to continue lowering short-term rates, which should be a positive influence for the bond market and the Fund. Current projections indicate RCS will be able to maintain its present dividend policy for the foreseeable future, and the Fund is well positioned to achieve this result. Of course, we can not guarantee that this will indeed be the case, but the Fund management has thus far done an admirable job of aligning the portfolio to perform in a variety of market environments.

In May of this year, the Fund's Board of Directors approved a plan to acquire the assets of another closed-end bond fund managed by Dresdner RCM in exchange for the issuance at current NAV of additional RCS common shares. In arriving at this decision, the Board considered a variety of factors, including the impact such a merger would have on per-share income and expense ratios. In deciding to proceed, the Board of Directors concluded that the merger would not be dilutive to current stockholders and would in all likelihood result in positive benefits with respect to per-share income and expenses. At the upcoming annual

RCM STRATEGIC GLOBAL GOVERNMENT FUND
CHAIRMAN'S LETTER TO STOCKHOLDERS
--------------------------------------------------

meeting, stockholders will be asked to approve this transaction. Materials that describe the transaction in full will be forwarded to stockholders in the near future.

On behalf of the Board of Directors, I thank you for your continued interest in the Fund. I believe the Fund is on track to another successful year of operation. I wish to thank my fellow Directors and the Fund's service providers for the many extra hours of effort required to evaluate the pending transaction. As always, we welcome your thoughts and comments, which can be directed to me via e-mail at Luke.Knecht@DresdnerRCM.com.

Sincerely,

/s/ Luke Knecht

Luke D. Knecht, CFA
Chairman of the Board and President

RCM STRATEGIC GLOBAL GOVERNMENT FUND
MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------

MARKET REVIEW Despite volatility in the markets amid the U.S.-led global slowdown, RCS posted positive absolute returns once again for the semi-annual period ending July 31, 2001. Bonds continued the favorable performance trend from 2000, when the U.S. economy first displayed signs of weakness. During the semi-annual period, RCS returned an impressive 9.49% on a market price return basis, and 3.97% on a NAV basis. For comparison purposes, stocks (as measured by the S&P 500) returned -10.78% for the same period, while the Merrill Lynch U.S. Domestic Master Index managed a 4.25% return.

As we reported in the RCS annual report, bonds' superior performance versus equities is attributable to a number of factors including: 1) the contracting U.S. economic environment, 2) alarming equity weakness amid the economic slowdown, and 3) ailing global economies contributing to the current U.S. situation, all of which contributed to investors, shifting money from equities to fixed income investments.

Evidence continued to pour in during the review period confirming earlier reports of a contraction in the U.S. economy, but with the occasional bright spot which created volatility in all markets. Fourth quarter gross domestic product ("GDP") was 1.9% compared to 8.3% one year earlier, with first quarter GDP reported at an anemic 0.7%. Manufacturing indicators dipped to levels not seen since the 1990 recession. For instance, the National Association of Purchasing Managers Index fell to 41.2 (levels below 50.0 indicate contraction), and has not yet materially recovered. Weakness also continued in the labor market, illustrated by an increase in the unemployment rate from 4.2% at the beginning of the period to its current rate of 4.5%. Additionally, initial weekly jobless claims hover around 400,000, the weakest level since 1992. Despite the one-sided economic releases showing weakness in business activity and other indicators, investors increasingly turned their attention toward the prospects of economic recovery, and financial markets increasingly ignored negative news in favor of anticipating better future economic conditions. This was most prevalent in April and May, amid buoyed consumer sentiment and spending, as well as stronger housing activity due to lower mortgage rates. However, June and July saw a retreat in equity prices and a boost to bonds, as government statistics continued to paint a bleaker economic picture. It appears increasingly difficult to crawl out of the current slump.

While economic indicators continued to signal sluggish conditions, a vigilant Federal Reserve aggressively pursued its policy of providing liquidity as a means of preventing a prolonged economic downturn. Federal Reserve Chairman Alan Greenspan and his troops rode to the rescue with a surprise 50bp Federal funds rate cut on January 3rd, followed by another 50bp cut

RCM STRATEGIC GLOBAL GOVERNMENT FUND
MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------

at the regularly scheduled Federal Open Market Committee meeting on January 31st. Since the beginning of 2001, the Federal Reserve has decreased rates by 2.75% in 6 separate moves (including two between-meeting cuts). As of July 31, 2001, the Federal funds rate stood at 3.75%, its lowest absolute rate since 1994. The "concentration" of their actions has arguably been the most distinguishing characteristic of this easing cycle. The Federal Reserve's actions represent the largest amount rates have been cut in the shortest timeframe in the last 19 years. The Federal Reserve still sees economic weakness as their primary concern, as inflation pressures appear to be contained.

The slowdown is not limited to the U.S. On the contrary, the current U.S. slowdown has spread to developed markets globally. Despite numerous fiscal and monetary stimulus efforts, Japan cannot seem to get out of its slowdown, though investors are pinning their hopes on newly elected Prime Minister Koizumi to implement much-needed structural reforms to lift Japan out of recession and start on the road to recovery. Meanwhile in Euroland, the European Central Bank cut its key rate for the first time in 2 years, but has halted further cuts, citing nagging inflation concerns (despite clear signs of slowing inflation). Global growth (as reported by Bridgewater) has slowed to 2%, from 4.3% this time last year. This is the largest pace of deceleration in 16 years and is much slower than previous levels (3.4%).

The U.S. equity market continued to suffer. The -10.78% S&P 500 return for the period under review is the worst in 14 years (when measuring semi-annual periods for RCS fiscal years). No industry was immune to the layoff announcements and profit warnings. The bond market benefited from the stock market dips, with bonds and stocks generally moving in opposite directions, as selloffs in equities prompted investors to anticipate further Federal Reserve rate cuts.

RCS FUND REVIEW As we have indicated in past periods, RCS continues to rely on three primary bond market segments to meet shareholder income objectives: U.S. domestic markets, developed foreign markets, and emerging markets.

Once again U.S. dollar investments were the majority of the Fund's holdings, primarily concentrated in mortgage pass-through securities. As mentioned above, the U.S. bond market performed well during the review period. As the Federal Reserve continued to ease throughout the period, bond yields generally decreased. In a declining rate environment, mortgages often lag Treasuries because of the homeowners' option to prepay or refinance their mortgages to obtain a more attractive rate. Despite generally declining rates over the last 6 months, mortgage

RCM STRATEGIC GLOBAL GOVERNMENT FUND
MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------

yields never reached "key prepayment threshold" levels. The yield curve continued to steepen, significantly improving the attractiveness of mortgages to a wide range of buyers. Demand for mortgages overwhelmed record levels of supply leading to their outperforming Treasuries during the review period. The only change in the Fund's mortgage component during the period was the purchase of slight premium-coupon mortgage bonds. The greater risk adjusted yield of slight premium coupon mortgages relative to discount and premium coupon mortgages was the catalyst for the restructuring. This strategy was the primary contributor to income growth in the Fund. To Be Announced's ("TBA") continued to comprise a significant piece of the Fund's mortgage passthrough component. Mortgage TBA's are financed mortgage passthrough transactions with extended settlements. These types of transactions allow RCS to earn the spread between the yield on the underlying mortgage securities and short-term interest rates. We continue to believe that the fundamentals of the mortgage market are solid, and we anticipate using mortgages as a significant part of the Fund's strategy for the foreseeable future. During the review period, the Fund continued its use of total return swaps on indices as an efficient means to gain exposure to investment-grade corporate and commercial mortgage-backed securities. This strategy allowed the Fund to diversify its holdings in these two sectors, as well as lock in the yield spreads on those securities versus treasuries. In addition to the total return swaps on commercial mortgage backed securities ("CMBS"), the Fund also held individual CMBS securities during the period.

A second strategy important to the income of the Fund, developed foreign markets, took the form of interest-rate swaps during the period ended July 31, 2001. Interest rate swaps are an efficient means to create and manage exposure to foreign markets without assuming currency risk. We continued to hold interest rate swaps in Switzerland and Japan because of the income advantage given the relative steepness of the two countries' yield curves.

The third strategy, emerging market debt, had a difficult period as a sector. The JP Morgan Emerging Market Bond Index Plus ("Index") suffered a negative return of 5.83% during the 6-month period ending July 31, 2001, due to the rapid credit deterioration in Argentina and the contagion effect on Brazil. However, the emerging market debt in the RCS Fund had lower volatility and performed much better when compared to the Index as Dresdner RCM has been pre-emptively and systematically reducing the Fund's exposure to Argentina; from almost 20% of the emerging component at the beginning of the year to about 2% by the end of July. In addition, the emerging market segment of the Fund remains very well diversified across 16

RCM STRATEGIC GLOBAL GOVERNMENT FUND
MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------

countries. During the period, we took advantage of market weakness to pick up higher credit-quality assets in Mexico, China, Korea, Malaysia and India. In addition, we diversified into selected corporates in Mexico and Asia with improving fundamentals with a yield of between 10% to 14% to provide steady income to the portfolio. Though less than 9.8% of the market value of the Fund is invested in emerging market debt, over 25.9% of the income was generated through this sector because of its attractive yields. Though the possibility of further deterioration in emerging markets in general exists, we believe the composition of the Fund is well structured to weather any further market volatility.

FINANCIAL LEVERAGE Financial leverage is an integral part of Dresdner RCM's income and duration management strategies for RCS. Financial leverage results when the Fund purchases securities with borrowed funds or otherwise achieves a similar result using derivatives. Such leveraged transactions are intended to allow RCS to earn the spread between the yield of the purchased security and the cost of the borrowing, usually a function of short-term interest rates. A financed transaction may thus increase fund income to the extent of the interest rate spread. However, when a fund's manager employs financial leverage in managing the fund's portfolio, the value of an investment in that fund will be more volatile and all other risks of investing tend to be compounded. In particular, Dresdner RCM's use of financed securities transactions increases the Fund's overall duration risk (i.e., the risk of declining values due to increased interest rates) and, if the cost of the borrowing is variable, creates an increased sensitivity of the Fund to rising short-term interest rates. Stockholders of the Fund are thus exposed to greater risks than they would be if leverage were not employed, including the possibility that amounts available for distribution as dividends will decrease if the income derived from leveraged securities are not sufficient to cover the costs of the financing, as well as the likelihood of greater volatility in the net asset value and potentially greater volatility in the market value of Fund shares. A closed-end fund's use of leveraged transactions is limited by law. To manage overall duration risk, RCS sells U.S. Treasury bonds on a forward commitment basis. RCS averaged $28.5 million par value in bonds sold forward during the period. At July 31, 2001, there were $31.5 million in similar positions.

Financed mortgage-backed securities, "mortgage dollar rolls," contributed $2.7 million in income, or 16.5% of the Fund's total income, in the period on average volume of $341.0 million. The income contribution appears on the Statement of Operations as Fee Income. At

RCM STRATEGIC GLOBAL GOVERNMENT FUND
MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------

July 31, 2001, there were $341.0 million in mortgage dollar rolls. To limit the effect of leverage, the Fund has segregated $254.0 million in high-quality, liquid assets.

Since 1994 RCS has used interest-rate swaps for managing income, duration and exposure to changing short-term interest rates. For income, RCS averaged $157.5 million in notional interest rate swaps. The income from swaps was $1.2 million and is included in the Fund's interest income. At July 31, 2001, there were $120.0 million in notional interest rate swaps based on developed foreign and emerging market interest rates.

DISCOUNT TO NET ASSET VALUE We are pleased to report that the discount to NAV has narrowed significantly. At January 31, 2001, the discount was 7.1%, and it subsequently narrowed to 2.2% by July 31, 2001, a narrowing of 4.9% of the Fund's discount. The decrease is attributable to a number of factors, including a continued favorable environment for bonds in light of the U.S. economic slowdown, stability in the income prospects for the Fund, and Dresdner RCM's continued effort to educate the investment community of the quality and strategies of RCS. Dresdner RCM will continue to focus on such efforts in the future.

MARKET OUTLOOK Dresdner RCM still believes that a recovery is likely to be more elusive than is currently projected by the markets, as we feel that this is a deeper, more complex economic downturn than market participants presently believe. The lower inflation environment provides the Federal Reserve with some relief, as they can continue to aggressively lower short-term interest rates to help revive the economy without the risk of spurring runaway inflation. So despite acknowledgment of continued cross-current factors present in the market (stimulative monetary and fiscal policies combined with continued consumer resilience are two key elements), Dresdner RCM expects bond markets to perform well, while equities should remain under pressure. In such an environment, where the Federal Reserve continues to provide liquidity to the market through their monetary policy tools, spread sectors (mortgages, corporates, structure asset product) should continue to perform well. Regarding non-U.S. bonds, Dresdner RCM believes the global economic slowdown will prove beneficial to world bond markets in general, but continues to expect the U.S. to lead other major markets in terms of lower yields. Overall, we believe the Fund is well positioned to continue meeting its primary objective of generating a high and stable level of income. The Fund has continued to earn more than the dividends regularly paid on a monthly basis.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
INVESTMENT INCOME SUMMARY
----------------------------------
(Unaudited)

                                   SIX MONTHS         SIX MONTHS
                                        ENDED              ENDED            YEAR ENDED            YEAR ENDED
                                JULY 31, 2001      JULY 31, 2001      JANUARY 31, 2001      JANUARY 31, 2001
                                   PERCENTAGE            (000'S)            PERCENTAGE               (000'S)
------------------------------------------------------------------------------------------------------------
UNITED STATES
   Mortgage Pass-Throughs               48.1%      $       8,113                 49.7%      $         16,397
   Mortgage Dollar Rolls                16.5%              2,781                  8.0%                 2,654
   Corporate Bonds                       1.5%                258                  1.6%                   526
   Mortgage Projects/CMO's               0.5%                 91                  4.2%                 1,381
   Cash & Other                          5.5%                934                  6.9%                 2,281
------------------------------------------------------------------------------------------------------------
   Total United States                  72.1%             12,177                 70.4%                23,239
------------------------------------------------------------------------------------------------------------
DEVELOPED FOREIGN
   Japan                                 1.4%                231                  1.4%                   450
   Switzerland                           0.6%                102                  1.0%                   326
------------------------------------------------------------------------------------------------------------
   Total Developed Foreign               2.0%                333                  2.4%                   776
------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
   Brazil                                6.0%              1,008                  6.0%                 1,977
   Russia                                5.2%                881                  6.0%                 1,973
   Argentina                             4.8%                804                  4.8%                 1,586
   Mexico                                4.0%                669                  3.6%                 1,201
   Venezuela                             1.2%                211                  2.0%                   671
   Korea                                 1.0%                165                  0.8%                   266
   Bulgaria                              0.8%                142                  1.1%                   360
   Philippines                           0.8%                137                  1.0%                   325
   China                                 0.6%                104                    --                    --
   Ecuador                               0.4%                 72                    --                    --
   Israel                                0.4%                 66                    --                    --
   India                                 0.4%                 62                    --                    --
   Jamaica                               0.2%                 35                    --                    --
   Turkey                                  --                 --                  0.8%                   263
   Indonesia                               --                 --                  0.6%                   187
   Panama                                  --                 --                  0.1%                    19
   Other                                 0.1%                 21                  0.4%                   119
------------------------------------------------------------------------------------------------------------
   Total Emerging Markets               25.9%              4,377                 27.2%                 8,947
------------------------------------------------------------------------------------------------------------
   Total RCS Investment
      Income                           100.0%      $      16,887                100.0%      $         32,962
============================================================================================================

RCM STRATEGIC GLOBAL GOVERNMENT FUND
PORTFOLIO OF INVESTMENTS
-------------------------------
July 31, 2001 (Unaudited)

COUNTRY/       PRINCIPAL                                                                VALUE (US$)
CURRENCY         (000'S)    DESCRIPTION                                                    (NOTE 1)
---------------------------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES -- 197.5%*
ARGENTINA -- 0.4%
USD                         Republic of Argentina
                   2,254    11.75%, 04/07/09                                          $   1,293,345
                                                                                      -------------
BRAZIL -- 4.0%
USD                         Compannhia Petrolium
                   1,830    12.25%, 09/26/08, Series 144A**                               1,862,025
                            Federal Republic of Brazil
                   5,062    C Bond, 8.00%, 04/15/14                                       3,588,177
                   7,660    12.25%, 03/06/30                                              6,013,100
                            Petrobas International Finance
                   2,230    9.88%, 05/09/08, Series 144A**                                2,235,575
                                                                                      -------------
                            Total Brazil                                                 13,698,877
                                                                                      -------------
BULGARIA -- 1.0%
USD                         National Republic of Bulgaria
                   3,839    4.56%, Step-Up Coupon, 07/28/12***                            3,047,398
                     445    4.56%, Floating Rate, 07/28/11***                               344,341
                                                                                      -------------
                            Total Bulgaria                                                3,391,739
                                                                                      -------------
CHINA -- 0.9%
USD                         GH Water Supply Holdings Ltd.
                   1,538    7.00%, 06/22/08, Series 144A**                                1,330,370
                            Road King Infrastructure Ltd.
                   1,700    9.50%, 07/15/07                                               1,649,000
                                                                                      -------------
                            Total China                                                   2,979,370
                                                                                      -------------
ECUADOR -- 0.7%
USD                         Republic of Ecuador
                   6,212    4.00%, 08/15/30, Series 144A**                                2,469,270
                                                                                      -------------
INDIA -- 0.6%
USD                         Reliance Industries Ltd.
                   2,180    10.50%, 08/06/46, Series 144A**                               1,983,800
                                                                                      -------------
ISRAEL -- 0.3%
USD                         Partner Communications
                   1,010    13.00%, 08/15/10                                                939,300
                                                                                      -------------

    The accompanying notes are an integral part of the financial statements.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
PORTFOLIO OF INVESTMENTS
-------------------------------
July 31, 2001 (Unaudited)

COUNTRY/       PRINCIPAL                                                                VALUE (US$)
CURRENCY         (000'S)    DESCRIPTION                                                    (NOTE 1)
---------------------------------------------------------------------------------------------------
JAMAICA -- 0.7%
USD                         Government of Jamaica
                   2,230    11.75%, 05/15/11, Series 144A**                           $   2,335,925
                                                                                      -------------
KOREA -- 1.3%
USD                         Hanvit Bank
                   2,929    12.75%, 03/01/10, Series 144A**                               3,177,965
                            Kia Motors Corp.
                   1,165    9.38%, 07/11/06, Series 144A**                                1,188,300
                                                                                      -------------
                            Total Korea                                                   4,366,265
                                                                                      -------------
MALAYSIA -- 0.6%
USD                         Malaysia
                   2,000    7.50%, 07/15/11                                               2,008,580
                                                                                      -------------
MEXICO -- 3.5%
USD                         Grupo Elektra S.A.
                   1,115    12.00%, 04/01/08                                              1,087,125
USD                         Innova S DE R.L.
                   1,364    12.875%, 04/01/07                                             1,213,960
                            United Mexican States
EUD                6,440    7.38%, 07/06/06                                               5,775,522
USD                1,845    8.63%, 03/12/08                                               1,900,350
USD                1,015    9.88%, 02/01/10                                               1,106,350
USD                         Vicap S.A.
                   1,218    11.38%, 05/15/07                                                992,670
                                                                                      -------------
                            Total Mexico                                                 12,075,977
                                                                                      -------------
PERU -- 0.3%
USD                         Republic of Peru
                   1,447    4.50%, 03/07/17                                                 987,578
                                                                                      -------------
PHILIPPINES -- 0.9%
USD                         Globe Telecom
                   1,254    13.00%, 08/01/09                                              1,354,320
                            National Power Corp.
                   1,395    9.625%, 05/15/28                                              1,046,250
                            Philippine Long Distance Telephone
                     815    7.85%, 03/06/07                                                 693,891
                                                                                      -------------
                            Total Philippines                                             3,094,461
                                                                                      -------------

    The accompanying notes are an integral part of the financial statements.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
PORTFOLIO OF INVESTMENTS
-------------------------------
July 31, 2001 (Unaudited)

COUNTRY/       PRINCIPAL                                                                VALUE (US$)
CURRENCY         (000'S)    DESCRIPTION                                                    (NOTE 1)
---------------------------------------------------------------------------------------------------
RUSSIA -- 3.3%
USD                         Russian Federation
                   1,870    11.00%, 07/24/18                                          $   1,561,450
                   9,967    12.75%, 06/24/28, Series 144A**                               9,568,320
                                                                                      -------------
                            Total Russia                                                 11,129,770
                                                                                      -------------
VENEZUELA -- 1.0%
USD                         Republic of Venezuela
                   4,333    4.75%, Floating Rate, 12/18/07***                             3,526,430
                                                                                      -------------
UNITED STATES -- 178.0%
USD                         MORTGAGE-BACKED SECURITIES -- 175.4%
                   8,422    FHA Project Pool 56, 7.43%, 11/01/22****                      8,391,496
                   5,596    FHA Project Pool 144S, 7.43%, 06/01/24****                    5,654,284
                  37,811    FHLMC 7.50%, 2025 - 2026****                                 38,979,052
                   1,705    FHLMC 8.00%, 2024****                                         1,772,012
                  54,918    FNMA 6.50%, 2024 - 2031****                                  66,327,751
                  20,211    FNMA 7.00%, 2004 - 2030****                                  32,214,430
                  25,087    FNMA 7.50%, 2026 - 2031****                                  21,827,857
                  43,343    GNMA 7.00%, 2024 - 2029****                                  41,693,046
                  28,029    GNMA 7.50%, 2006 - 2028****                                  26,538,639
                   1,909    GNMA 8.00%, 2016 - 2022****                                   1,795,952
                     183    GNMA 8.50%, 2016 - 2023****                                     181,232
                 174,700    FNMA 7.00%, 2029 TBA*****                                   177,931,950
                  24,300    FNMA 7.50%, 2029 TBA*****                                    25,027,785
                 142,000    FNMA 7.50%, 2030 TBA*****                                   146,126,520
                                                                                      -------------
                            Total Mortgage-Backed Securities                            594,462,006
                                                                                      -------------
USD                         COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.6%
                            DLJ Mortgage Acceptance Corp.
                   1,000    Series 1994-MF11, Class A2, 8.10%, 06/18/04****               1,000,000
                   4,850    Series 1994-MF11, Class A3, 8.10%, 06/18/04****               4,850,000
                            G E Capital Mortgage Services, Inc.
                   2,784    Series 1994-12, Class B1, 6.00%, 03/25/09****                 2,797,936
                                                                                      -------------
                            Total Collateralized Mortgage Obligations                     8,647,936
                                                                                      -------------
TOTAL LONG-TERM DEBT SECURITIES -- (COST $660,327,919)                                  669,390,629
                                                                                      -------------

    The accompanying notes are an integral part of the financial statements.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
PORTFOLIO OF INVESTMENTS
-------------------------------
July 31, 2001 (Unaudited)

               PRINCIPAL/
COUNTRY/           SHARES                                                                VALUE (US$)
CURRENCY          (000'S)    DESCRIPTION                                                    (NOTE 1)
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.7%
UNITED STATES -- 2.7%
USD                          U.S. GOVERNMENT SECURITIES -- 1.2%
                   4,000     United States Treasury Bills                              $   3,980,944
                                                                                       -------------
USD                          MONEY MARKET FUNDS -- 1.5%
                   5,251     SSgA U.S. Government Money Market Fund                        5,250,902
                                                                                       -------------
TOTAL SHORT-TERM INVESTMENTS -- (COST $9,231,846)                                          9,231,846
                                                                                       -------------
TOTAL INVESTMENTS -- 200.2% (COST $669,559,765)                                          678,622,475
                                                                                       -------------
Payable for Investments Purchased -- (102.6)%                                           (347,853,589)
Payable for Investments Sold on a Forward Commitment Basis -- (8.9)%+                    (30,167,700)
Other Assets Less Liabilities -- 11.3%++                                                  38,375,713
                                                                                       -------------
NET ASSETS -- 100.0%                                                                   $ 338,976,899
                                                                                       =============

TERMS
EUD    -- Euro Dollar
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
GNMA   -- Government National Mortgage Association
TBA    -- To Be Announced, Standard Settlement
USD    -- United States Dollar

     *Percentage of Net Assets
   **Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, or to the public, if registered. The Fund may, from time to time invest in securities that are subject to legal or contractual restrictions on resale. As a result, the sale price of the 144A securities compared to the market price may have a larger spread than registered securities.
  ***Floating Rate or Step-Up Coupon security. Interest rate shown is rate in effect at July 31, 2001.
 ****All or a portion of these securities have been segregated to cover the
     Fund's leverage transactions.
*****Settlement of mortgage-backed securities is on a delayed delivery basis with the final maturity to be announced (TBA) in the future. At July 31, 2001, the value of the Fund's forward commitment purchases was $349,086,255.

    The accompanying notes are an integral part of the financial statements.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
PORTFOLIO OF INVESTMENTS
-------------------------------
July 31, 2001 (Unaudited)

+ On a forward commitment basis, the Fund has agreed to deliver the following
  U.S. Treasury securities:

            PRINCIPAL
CURRENCY      (000'S)    DESCRIPTION                                                    VALUE (US$)
---------------------------------------------------------------------------------------------------
USD          $ 8,000     U.S. Treasury Bonds 5.25%, 11/15/28                          $   7,586,240
              15,000     U.S. Treasury Bonds 5.25%, 02/15/29                             14,228,850
               8,500     U.S. Treasury Bonds 5.50%, 08/15/28                              8,352,610
             -------                                                                  -------------
             $31,500     (Proceeds $29,956,093)                                       $  30,167,700
             =======                                                                  =============

++ As of July 31, 2001, the Fund had the following outstanding swap agreements denominated in U.S. dollars:

            COUNTER-
NOTIONAL       PARTY                                                SWAP                             UNREALIZED
  AMOUNT      CREDIT                             TERMINATION    MATURITY        RATE     RATE      APPRECIATION
 (000'S)      RATING    COUNTRY/ISSUER                  DATE        DATE    RECEIVED     PAID    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
$ 65,000          AA    CMBS Total
                        Return Index(a)             02/28/02    02/28/02       1.60%    1.53%    $      212,615
  25,000          AA    Japan(b)                    03/15/02    03/15/02       2.12%    0.21%(c)      1,905,975
  25,000          AA    Switzerland(d)              03/15/02    03/15/02       4.02%    3.34%(e)        764,025
   5,000           A    Mexico                      03/19/08    03/19/08       8.63%    2.79%(f)        709,030
---------------------------------------------------------------------------------------------------------------
$120,000                                                                                         $    3,591,645
---------------------------------------------------------------------------------------------------------------

(a)Total return swap with J.P. Morgan. The Fund receives fixed interest rates quarterly. In addition, the Fund pays a fixed rate of 1.53% on the swap maturity date. At termination, the Fund will receive or pay the total return of the Lehman Brother Commercial Mortgage-Backed Securities ("CMBS") Investment Grade Index less the total return of the J.P. Morgan U.S. Treasury 7-10 Index adjusted for interest received or paid. The CMBS and U.S. Treasury 7-10 indices are broad market indices for U.S. investment-grade commercial mortgage-backed securities and U.S. treasuries. In addition at termination the Fund is obligated to repay the fair value of quarterly income streams received.

(b)On termination date, the Fund will receive or pay an additional amount based upon the movement of the 8 year Japanese Swap Rate.

(c)Floating rate based on the country's interbank offered rate, but fixed through September 15, 2001.

(d)On termination date, the Fund will receive or pay an additional amount based upon the movement of the 8 year Swiss Swap Rate.

(e)Floating rate based on the Swiss interbank offered rate at reset date.

(f)Floating rate based on the U.S. interbank offered rate at reset date.

    The accompanying notes are an integral part of the financial statements.

                 (This page has been left blank intentionally.)

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------
July 31, 2001 (Unaudited)

       ASSETS:
         Investments, at value (cost $660,327,919)                     $669,390,629
         Cash and cash equivalents                                        9,232,570
         Receivable for investments sold                                 31,241,730
         Receivable for swap contracts, net                               3,591,645
         Interest receivable                                              4,464,502
                                                                       ------------
              Total Assets                                              717,921,076
                                                                       ------------
       LIABILITIES:
         Payable for delayed delivery investments purchased             346,849,906
         Payable for investments purchased                                1,003,683
         Investments sold on a forward commitment basis                  30,167,700
         Deferred fee income on dollar rolls                                289,482
         Payable for:
            Investment management fees                                      272,241
            Merger related fees (Note 5)                                    132,500
            Professional fees                                               106,399
            Printing and postage fees                                       100,774
            Other expenses                                                   21,492
                                                                       ------------
              Total Liabilities                                         378,944,177
                                                                       ------------
       NET ASSETS                                                      $338,976,899
                                                                       ============
       NET ASSETS CONSIST OF:
         Paid-in capital                                               $381,149,627
         Accumulated undistributed net investment income                  3,493,641
         Accumulated net realized gain (loss) on investments,
            foreign currency transactions, swaps and forward
            commitments                                                 (58,098,308)
         Net unrealized appreciation (depreciation) on investments, foreign currency translations, swaps and forward
            commitments                                                  12,431,939
                                                                       ------------
       NET ASSETS                                                      $338,976,899
                                                                       ============
       NET ASSET VALUE PER SHARE
         (30,515,800 shares outstanding)                               $      11.11
                                                                       ============

    The accompanying notes are an integral part of the financial statements.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF OPERATIONS
------------------------------
For the Six Months Ended July 31, 2001 (Unaudited)

       INVESTMENT INCOME:
         Income:
            Interest                                                   $13,973,391
            Fee income                                                   2,913,579
                                                                       -----------
         Total investment income                                        16,886,970
                                                                       -----------
         Expenses:
            Investment management fees                                   1,584,936
            Merger related expense (Note 5)                                132,500
            Administration fees                                            129,782
            Professional fees                                               99,018
            Printing and postage expenses                                   66,648
            Directors' fees and expenses                                    35,289
            Custodial fees                                                  31,459
            Registration and filing fees                                    16,302
            Transfer agent fees                                             10,611
            Other expenses                                                  16,103
                                                                       -----------
         Total expenses                                                  2,122,648
                                                                       -----------
         Net investment income                                          14,764,322
                                                                       -----------
       NET REALIZED AND UNREALIZED GAIN (LOSS):
         Net realized gain (loss) on investments, foreign currency
            transactions, swaps and forward commitments                  5,401,746
         Net change in unrealized appreciation (depreciation) on
            investments, foreign currency translations, swaps and
            forward commitments                                         (7,511,962)
                                                                       -----------
         Net realized and unrealized gain (loss) on investments         (2,110,216)
                                                                       -----------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $12,654,106
                                                                       ===========

    The accompanying notes are an integral part of the financial statements.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------

                                                                   (UNAUDITED)
                                                                SIX MONTHS ENDED          YEAR ENDED
                                                                 JULY 31, 2001          JANUARY 31, 2001
                                                                ----------------       ----------------
   OPERATIONS:
     Net investment income                                  $     14,764,322            $ 29,102,169
     Net realized gain (loss) on investments, foreign
        currency transactions, swaps and forward
        commitments                                                5,401,746             (29,747,152)
     Net change in unrealized appreciation
        (depreciation) on investments, foreign currency
        translations, swaps and forward commitments               (7,511,962)             49,248,565
                                                            ----------------            ------------
     Net increase (decrease) in net assets resulting
        from operations                                           12,654,106              48,603,582
   DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income                        (13,549,015)            (30,943,021)
                                                            ----------------            ------------
     Net increase (decrease) in net assets                          (894,909)             17,660,561
   NET ASSETS:
     Beginning of period                                         339,871,808             322,211,247
                                                            ----------------            ------------
     End of period*                                         $    338,976,899            $339,871,808
                                                            ================            ============
   * Includes accumulated undistributed net investment
     income                                                 $      3,493,641            $  2,278,334
                                                            ================            ============

The accompanying notes are an integral part of the financial statements.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF CASH FLOWS
-------------------------------
For the Six Months Ended July 31, 2001 (Unaudited)

       CASH FLOWS FROM OPERATING ACTIVITIES:
         Investment income received                                    $  13,667,005
         Operating expenses paid                                          (2,021,905)
         Purchase of long-term portfolio investments*                   (897,186,626)
         Proceeds from disposition of long-term portfolio
            investments*                                                 890,555,731
                                                                       -------------
         Net cash and equivalents provided by operating activities         5,014,205
                                                                       -------------
       CASH FLOWS FROM FINANCING ACTIVITIES:
         Net proceeds from dollar roll transactions                        3,115,258
         Dividends paid from net investment income                       (13,549,015)
                                                                       -------------
         Net cash and equivalents used in financing activities           (10,433,757)
                                                                       -------------
         Net increase (decrease) in cash and equivalents                  (5,419,552)
         Cash and equivalents at beginning of period                      14,652,122
                                                                       -------------
         Cash and equivalents at end of period                         $   9,232,570
                                                                       =============
       RECONCILIATION OF RESULTS FROM OPERATIONS TO NET CASH
         PROVIDED BY OPERATING ACTIVITIES:
         Net increase (decrease) in net assets resulting from
            operations                                                 $  12,654,106
         Increase (decrease) in investments                              (38,616,813)
         Net realized gain (loss) on investments and forward
            commitments                                                   (5,401,746)
         Net unrealized appreciation (depreciation) on investments         9,072,800
         Change in:
            Receivable for investments sold                               (3,097,180)
            Net unrealized appreciation (depreciation) on swaps           (1,436,630)
            Interest receivable                                              171,594
            Payable for investments purchased                             29,893,593
            Payable for investments sold on a forward commitment
             basis                                                         1,670,100
            Accrued expenses                                                 104,381
                                                                       -------------
         Net cash and equivalents provided by operating activities     $   5,014,205
                                                                       =============
         * Purchases and proceeds include securities traded on a
           forward commitment basis that are not included in the
           Fund's portfolio turnover rate.

    The accompanying notes are an integral part of the financial statements.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
-------------------------

For a share outstanding throughout each fiscal year or period ended:

                                   SIX MONTHS
                                        ENDED                                   JANUARY 31,
                                JULY 31, 2001         ----------------------------------------------------------------
                                  (UNAUDITED)             2001          2000          1999          1998          1997
                                -------------         --------      --------      --------      --------      --------
PER SHARE OPERATING
  PERFORMANCE (a):
  Net asset value, beginning
    of period                   $       11.14         $  10.56      $  11.46      $  11.91      $  11.87      $  11.64
                                -------------         --------      --------      --------      --------      --------
  Net investment income                  0.48             0.95          0.95          0.92          0.98          0.94
  Net realized and
    unrealized gain (loss)              (0.07)            0.64         (0.83)        (0.43)         0.05          0.21
                                -------------         --------      --------      --------      --------      --------
  Net increase in net assets
    resulting from
    operations                           0.41             1.59          0.12          0.49          1.03          1.15
  Less distributions:
    Dividends from net
       investment income                (0.44)           (1.01)        (1.02)        (0.94)        (0.99)        (0.92)
                                -------------         --------      --------      --------      --------      --------
  Net asset value, end of
    period                      $       11.11         $  11.14      $  10.56      $  11.46      $  11.91      $  11.87
                                =============         ========      ========      ========      ========      ========
  Per share market value,
    end of period               $       10.87         $  10.35      $   9.13      $   9.88      $  11.16      $  10.63
                                =============         ========      ========      ========      ========      ========
  Total return based on net
    asset value                          3.97%*          17.37%         2.70%         5.32%         9.66%        11.72%
  Total return based on
    market price                         9.49%*          26.13%         2.99%        (3.11)%       14.76%        13.57%
RATIOS AND SUPPLEMENTAL
  DATA:
  Net assets, end of period
    (in 000's)                  $     338,977         $339,872      $322,211      $349,597      $363,428      $362,102
  Ratio of total expenses to
    average net assets
    (excluding interest
    expense)                             1.23%**(b)       1.19%         1.73%         1.31%         1.25%         1.25%
  Ratio of interest expense
    to average net assets                  --               --          0.57%         0.10%           --            --
  Ratio of net investment
    income to average net
    assets                               8.85%**          8.95%         8.50%         7.93%         8.29%         8.21%
  Portfolio turnover (c)                   56%*             81%           74%          133%           29%           59%

 *Not Annualized.
**Annualized.
(a)Calculated using the average share method.
(b)Ratio of total expenses to average net assets excluding merger related expenses is 1.19%.
(c)Does not include effective mortgage dollar roll transactions or forward commitment transactions.

    The accompanying notes are an integral part of the financial statements.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------
(Unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES
RCM Strategic Global Government Fund, Inc. (the "Fund") commenced investment operations on February 24, 1994, as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America.

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS: Investment securities are stated at market value or, in the absence of market value, at fair value as determined by or under the direction of the Fund's Board of Directors. Over-the-counter securities are valued on the basis of the most recent bid price. Investments in U.S. government securities (other than short-term securities) are valued at the average of the most recent bid and ask prices in the over-the-counter market. Swap agreements are valued at fair value as determined by or under the direction of the Fund's Board of Directors. Investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the date of purchase, sale or maturity. Realized gains and losses on security transactions are determined on an identified cost basis. Interest income, foreign taxes and expenses are accrued daily. Fees from dollar roll transactions are recognized daily on a straight-line basis over the term of the contract. The Fund accretes discount and amortizes premium to par value on securities.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and accrete discount on all fixed-income securities, and classify gains and losses realized on prepayments received on mortgage-backed securities presently included in realized gain/loss, as part of interest income. Adopting

RCM STRATEGIC GLOBAL GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------
(Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) these accounting principles will not affect the Fund's net asset value as it has always been the policy of the Fund to amortize market premiums on bonds and to classify prepayments received on mortgage-backed securities as part of investment income for financial reporting purposes.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN INVESTMENTS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and expenses are translated on the respective dates of such transactions. Net realized currency gains and losses arise from trade and settlement date gains and losses, sales of forward foreign currency contracts and foreign currency transactions. The Fund does not isolate the portion of unrealized foreign currency exchange fluctuation on investments. Such unrealized fluctuations are included in net unrealized appreciation or depreciation on investments.

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

FORWARD COMMITMENTS: The Fund may enter into forward sale commitments in which the Fund agrees on trade date to make delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. The Fund enters into forward sale commitments to manage its portfolio duration. Realized gains and losses of forward sale commitments are recognized at the time such transactions are closed by an offsetting purchase. At July 31, 2001, there were $30,167,700 of forward sale commitments outstanding.

The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls enhance the Fund's yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. The fee income

RCM STRATEGIC GLOBAL GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------
(Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) earned for the period on these transactions was $2,913,579. At July 31, 2001, there were $346,849,906 in dollar roll commitments on liquid mortgage pass-throughs outstanding.

SWAP AGREEMENTS: The Fund enters into swap agreements for investment, hedging and risk management purposes in an effort to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Interest rate swaps involve the exchange of commitments to pay or receive -- e.g., an exchange of floating rate payments for fixed rate payments. Currency swaps involve the exchange of commitments to pay or receive interest based on that country's inter-bank offered rate versus the U.S. rate. Total return swaps involve the exchange of commitments to pay or receive interest and to pay or receive an amount, at termination, based upon the return of a particular index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

At July 31, 2001, the Fund had entered into swaps with $120 million in notional amount. The swaps are U.S. dollar-denominated to avoid foreign currency exchange risk. The difference between rates received and paid by the Fund constitutes investment income and is shown as a component of interest income on the Statement of Operations of $1,450,400 for the period ended July 31, 2001. Net unrealized appreciation on swap positions was $3,591,645 at July 31, 2001.

REVERSE REPURCHASE AGREEMENTS: The Fund enters into reverse repurchase agreements with qualified counterparties as determined by or under the direction of the Fund's Board of Directors. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At July 31, 2001, the Fund had no open reverse repurchase agreements outstanding.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------
(Unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
LEVERAGE: Forward sale commitments, dollar rolls, swaps, reverse repurchase agreements and other transactions that are financed by the Fund result in leverage that the Fund employs for purposes of seeking to manage income and duration exposures of the Fund. However, the use of leverage increases the overall duration risk of the Fund, and creates an increase sensitivity of the Fund to rising short-term interest rates. The use of leverage, which is generally the economic equivalent of borrowing to purchase securities, thus creates risks of greater volatility of the net asset value and market value of Fund shares. As required by the Securities and Exchange Commission, the Fund segregated $254,023,687 in high credit quality, liquid investments against outstanding obligations, resulting in $122,993,919 net leverage at July 31, 2001.

FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. It is also the intention of the Fund to make distributions of substantially all of its taxable income and net realized capital gains to its stockholders. Therefore, no Federal income tax provision is required. As of January 31, 2001, the Fund had capital loss carryovers of $5,882,659, $18,629,658, $1,742,109, and $29,192,799, which will expire on January 31, 2003, 2004, 2006, and 2009, respectively.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund distributes to its holders of common stock monthly dividends of net investment income. Net realized capital gains, in excess of capital loss carryovers, if any, will be distributed to the stockholders at least annually. The Fund records all distributions to stockholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles in the United States of America. Any such differences are due primarily to differing treatments for paydown gains and losses, original issue discount accretion and excise tax regulations.

CASH EQUIVALENTS: The Fund considers investments in money market funds and short-term investments to be cash equivalents.

2. TRANSACTIONS WITH AFFILIATES, ADMINISTRATOR AND RELATED PARTIES Dresdner RCM Global Investors LLC, the Fund's investment manager, furnishes investment advice to the Fund and receives a fee, at the annualized rate of 0.95% of the Fund's average daily net assets. State Street Bank and Trust Company (the "Administrator") serves as the Fund's

RCM STRATEGIC GLOBAL GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------
(Unaudited)

2.   TRANSACTIONS WITH AFFILIATES, ADMINISTRATOR AND
     RELATED PARTIES (CONTINUED)
administrator and accounting agent and receives an administrator fee of 0.06% on the first $250 million of the Fund's average daily net assets, 0.03% on the next $250 million and 0.01% on the amounts thereafter and an accounting fee of $90,000 annually. No principal, officer or employee of the investment manager or any affiliate thereof will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its "not interested" directors an annual fee of $6,000 plus $1,000 for each meeting attended.

Effective July 23, 2001, Allianz AG, one of the world's leading insurance and financial services companies, completed its acquisition of Dresdner Bank AG, the ultimate parent company of the Fund's investment manager, Dresdner RCM. As a result of the acquisition, Dresdner RCM has undergone a change of control resulting in an "assignment" (as defined in the 1940 Act) of its existing investment management agreement (the "Agreement") with the Fund. As required by the 1940 Act, the Agreement provided for its automatic termination in the event of its assignment, and, thus, it terminated upon the consummation of the acquisition.

The Fund's Board approved the continuation of Dresdner RCM's investment management services under an interim investment management agreement pending stockholder approval of a new investment management agreement (the "Proposed Agreement") that is substantially identical to the Agreement. The interim agreement may remain in place for no more than 150 days from the date of the acquisition. Compensation earned by Dresdner RCM under the interim management agreement will be held in an interest bearing escrow account pending stockholder approval of the Proposed Agreement. If stockholders approve the Proposed Agreement, the amount held in the escrow account, plus earned interest, will be paid to Dresdner RCM. If shareholders do not approve the Proposed Agreement, Dresdner RCM will be paid out of the escrow account the lesser of (1) any costs incurred in performing it services under the interim investment management agreement, plus earned interest on such amount, or (2) the total amount in the escrow account, plus earned interest.

3.   CAPITAL SHARES
At July 31, 2001, there were 500,000,000 shares of common stock authorized at $0.00001 par value and 30,515,800 shares outstanding.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------
(Unaudited)

4.   PURCHASES AND SALES OF SECURITIES
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies, short-term securities, dollar rolls and forward commitments for the period ended July 31, 2001, aggregated $46,753,103 and $53,115,842, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, other than short-term securities, dollar rolls and forward commitments for the period ended July 31, 2001, aggregated $387,369,742 and $316,087,820, respectively. At July 31, 2001, the aggregate cost of investments for Federal income tax purposes was $669,559,765. Gross unrealized appreciation and depreciation of investments aggregated $137,511,553 and $128,448,843, respectively, resulting in net unrealized appreciation of $9,062,710 at July 31, 2001.

5.   PROPOSED FUND MERGER
On May 17, 2001, the Board of Directors of RCS announced that it had approved, in principle, a proposal to merge Dresdner RCM Global Strategic Income Fund, Inc. ("DSF") with and into RCS. DSF is a closed-end bond fund also managed by Dresdner RCM that seeks high income through global investment in debt securities while maintaining an overall investment-grade credit quality. The merger would be consummated following the completion of a tender offer by DSF for up to 50% of its shares issued and outstanding as of August 2, 2001, the date that RCS and DSF entered into an Agreement and Plan of Merger and Contingent Liquidation (the "Merger Agreement"), for a purchase price per share equal to 99 1/2% of DSF's per share net asset value ("NAV") at the expiration of the tender offer.

The merger, which is subject to a number of conditions, including approval by stockholders of both funds, calls for RCS to issue additional shares at NAV in a tax-free exchange for the assets of DSF remaining after the completion of the DSF tender offer. Both funds expect to have their stockholders vote on this proposal at their respective annual stockholders meetings to be held in the fourth quarter of this year. If approved by each fund's stockholders, the merger is expected to be completed by RCS's fiscal year end, January 31, 2002.

The goal of the merger is to provide RCS stockholders with an opportunity for a marginally lower overall expense ratio and to increase the Fund's liquidity in terms of daily trading volume and the total number of shares outstanding. Dresdner RCM anticipates that the manner in which RCS is managed, including its current investment policies and overall average credit quality, will not change as a result of the merger.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------
(Unaudited)

5.   PROPOSED FUND MERGER (CONTINUED)
As presented on the Statement of Operations, "Merger Expenses" represent RCS's share of the current estimated costs associated with the proposed merger, such as, legal, audit, transfer agent, and printing fees. Certain of these merger expenses are subject to reimbursement by DSF and/or Dresdner RCM in accordance with the terms of, and under circumstances set forth more fully in, the Merger Agreement and a letter agreement between RCS and Dresdner RCM, also dated as of August 2, 2001. These and related matters concerning the proposed merger will be more fully described in proxy materials to be mailed to stockholders of both RCS and DSF in advance of their respective annual meetings.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
-------------------------------------------------

Under the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder whose shares of common stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless that service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash.

When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the dividend payment date, Plan participants will be issued shares of common stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the common stock, at 95% of the market value.

If the market price of the common stock is less than the net asset value of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with the Fund's principal underwriter, as purchasing agent for Plan participants (the "Purchasing Agent"), will buy common stock in the open market, for the participants' accounts. If the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. The Plan Agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Plan participants may terminate their participation in the Plan by giving written notice to the Plan Agent. The Fund reserves the right to amend or terminate the Plan. To obtain a full description of the Plan or to obtain any other information about the Plan, please contact State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 or call (800) 426-5523.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
CORPORATE INFORMATION
----------------------------

DIRECTORS

Luke D. Knecht, Chairman and President
Francis E. Lundy
James M. Whitaker
Gregory S. Young

OFFICERS

George A. Rio
 Chief Financial Officer
Robert J. Goldstein
 Secretary
Steven L. Wong
 Treasurer
Glen M. Wong
 Assistant Treasurer

INVESTMENT MANAGER

Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

ADMINISTRATOR, CUSTODIAN AND
TRANSFER AGENT

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
(800) 426-5523

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

COUNSEL

Ropes & Gray
One International Place
Boston, Massachusetts 02110-2624

 Dresdner RCM Global Investors provides management and advice for approximately US$76 billion in assets worldwide as of June 30, 2001. Dresdner RCM Global Investors LLC, the U.S. affiliate of Dresdner RCM Global Investors and the manager of the Fund, as of June 30, 2001 has over US$44 billion under management and advice and a history as one of the most respected institutional management firms in the United States.

RCM Strategic Global
Government Fund, Inc.

Market prices for RCS shares are published daily in The Wall Street Journal as "RCM Stratg," in The New York Times as "RCMStGlFd," and in local newspapers in the New York Stock Exchange listings. Net asset value is published weekly and appears each Monday in The Wall Street Journal and in The New York Times under the caption "Closed-End Bond Funds." The weekly net asset value is also available each Saturday in Barron's.

This report is sent to the stockholders of RCS for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. If you would like a copy of prior stockholder reports, please contact your broker or call Dresdner RCM directly at (415) 954-5400 or visit the Website maintained for the Fund by Dresdner RCM at www.rcsfund.com.

INVESTMENT MANAGER:
DRESDNER RCM GLOBAL INVESTORS LLC
FOUR EMBARCADERO CENTER
SAN FRANCISCO, CALIFORNIA 94111